UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2007

Industrial Enterprises of America, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-32881	13-3963499
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

711 Third Avenue, Suite 1505, New York, New York 10017
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 490-3100

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in Item 8.01 is incorporated by reference into this Item 5.02.

Item 8.01  Other Events.

On November 7, 2007, the Board of Directors of Industrial Enterprises of America, Inc. (the “Company”) issued a press release announcing the suspension of the employment of Mr. Jorge Yepes, the Company’s Chief Financial Officer, pending an interview with counsel retained by the Board of Directors to conduct an internal integrity review. The suspension of Mr. Yepes does not relate to any accounting or auditing issues, or the Form 10-KSB or Form 10-QSB with respect to the Company. The suspension of Mr. Yepes was effective on November 6, 2007. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Current Report by reference.

On November 7, 2007, John Mazzuto assumed the role of acting Chief Financial Officer of the Company.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No. Description

99.1 Press Release of Industrial Enterprises of America, Inc., dated November 7, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Industrial Enterprises of America, Inc.
(Registrant)

November 8, 2007
By: /s/ John D. Mazzuto
John D. Mazzuto
  Chief Executive Officer

EXHIBIT INDEX

Exhibit No. Description

99.1 Press Release of Industrial Enterprises of America, Inc., dated November 7, 2007.